UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2013

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On May 21, 2013, SL Green Realty Corp. (the “Company”) announced it will redeem all 7,700,000 outstanding shares of its 7.625% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) (NYSE: SLG PRC – CUSIP no. 78440X309) on June 21, 2013 (the “Redemption Date”).  The shares of Series C Preferred Stock will be redeemed at redemption price of $25.00 per share of Preferred Stock plus $2,690,989.58  in accumulated and unpaid dividends on such Series C Preferred Stock through the Redemption Date.

A copy of the press release announcing the redemption of the Series C Preferred Stock is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

99.1        Press Release, dated May 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/S/ James Mead
James Mead
Chief Financial Officer

Date: May 21, 2013